UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2021

VIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 South Milpitas Blvd

Milpitas, California, 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 263-9200

CF Finance Acquisition Corp. II

110 East 59th Street

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

References in this Current Report on Form 8-K (this “Form 8-K”) to: (i) “the Company” are to CF Finance Acquisition Corp. II, a Delaware corporation, prior to the Closing (which was renamed View, Inc. upon the Closing (as hereafter defined)), and to View, Inc. following the Closing; (ii) “Legacy View” are to View, Inc., a Delaware corporation, prior to the Closing (which was renamed View Operating Corporation upon the Closing), and to View Operating Corporation following the Closing, (iii) the “Business Combination” are to the previously announced business combination between the Company and Legacy View, and (iv) “the Closing” are to the consummation of the Business Combination.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Company’s definitive proxy statement (the “Definitive Proxy”) for the Special Meeting (as defined hereafter) filed with the Securities and Exchange Commission (the “Commission”) on February 16, 2021.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2021 Equity Incentive Plan

On March 5, 2021, the Company held a special meeting of stockholders (the “Special Meeting”), in connection with which its stockholders approved the 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) pursuant to the 2021 Equity Incentive Plan Proposal (as defined hereafter). The 2021 Equity Incentive Plan makes 58,631,907 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), available for issuance pursuant to equity incentive awards under the 2021 Equity Incentive Plan.

A summary of the 2021 Equity Incentive Plan is included in the Definitive Proxy and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Equity Incentive Plan included as Annex E to the Definitive Proxy.

CEO Incentive Plan

On March 5, 2021, in connection with the Special Meeting, the Company’s stockholders approved the 2021 Chief Executive Officer Incentive Plan (the “CEO Incentive Plan”), pursuant to the CEO Incentive Plan Proposal (as defined hereafter). The CEO Incentive Plan makes 25,000,000 shares of Class A Common Stock available for issuance pursuant to a stock option award granted to the Company’s chief executive officer effective as of the Closing. A summary of the CEO Incentive Plan is included in the Definitive Proxy and is incorporated by reference, which summary is qualified in all respects by the full text of the CEO Incentive Plan included as Annex F to the Definitive Proxy.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 5, 2021, in connection with the Special Meeting, the Company’s stockholders approved the Business Combination (which was consummated on March 8, 2021, whereby PVMS Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), was merged with and into Legacy View, with Legacy View continuing as the surviving corporation and as a wholly-owned subsidiary of the Company). Present at the Special Meeting were holders of 46,388,692 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing approximately 72.9% of the voting power of the Common Stock as of January 27, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 63,600,000 shares of Common Stock outstanding.

At the Special Meeting, the Company’s stockholders approved the Pre-Merger Charter Amendment Proposal, the Business Combination Proposal, the election of each director nominee pursuant to the Director Election Proposal, the Nasdaq Proposal, and each of the separate proposals to approve certain material differences to the Company’s charter pursuant to the Post-Merger Charter Amendment Proposals, in each case as defined and described in greater detail in the Definitive Proxy. The Company’s stockholders also approved the 2021 Equity Incentive Plan Proposal and CEO Incentive Plan Proposal, in each case as defined in the Definitive Proxy and described in greater detail above (each of the proposals described in this paragraph, collectively, the “Proposals”).

The approval of the Pre-Merger Charter Amendment Proposal, the Business Combination Proposal and the Post-Merger Charter Amendment Proposals each required the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. The approval of the election of each director nominee pursuant to the Director Election Proposal required the affirmative vote of a plurality of the shares of Common Stock (represented in person or by proxy) and voted thereon at the Special Meeting. The approval of the Nasdaq Proposal, the 2021 Equity Incentive Plan Proposal and the CEO Incentive Plan Proposal each required the affirmative vote of the holders of a majority of the shares of Common Stock cast by the stockholders represented in person or by proxy and entitled to vote thereon at the Special Meeting.

The Adjournment Proposal, as defined and described in greater detail in the Definitive Proxy, was not presented to the Company’s stockholders, as the Pre-Merger Charter Amendment Proposal, the Business Combination Proposal the Post-Merger Charter Amendment Proposals, the election of each director nominee pursuant to the Director Election Proposal, the Nasdaq Proposal, the 2021 Equity Incentive Plan Proposal and the CEO Incentive Plan Proposal each received a sufficient number of votes required for approval.

Set forth below are the final voting results for the Proposals:

Proposal No. 1 – The Pre-Merger Charter Amendment Proposal. A proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of Class A Common Stock from 100,000,000 to 400,000,000 shares for the purposes of carrying out the Business Combination. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,439,187	4,533,105	416,400

Proposal No. 2 – The Business Combination Proposal. A proposal to adopt and approve the Merger Agreement, and to approve the Business Combination, as further described in the Definitive Proxy. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,513,535	4,467,228	407,929

Holders of 12,587,893 public shares of the Class A Common Stock properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from the Company’s initial public offering, or $10.00 per share and approximately $125.88 million in the aggregate.

Proposal No. 3 – The Director Election Proposal. A proposal to elect seven directors to serve on the Company’s board of directors following the Business Combination until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The following is a tabulation of the votes with respect to each of the director nominees, each of whom was elected by the Company’s stockholders:

Name	For	Withheld
Rao Mulpuri	41,274,104	5,114,588
Tom Cheung	41,761,046	4,627,646
Nigel Gormly	41,841,119	4,547,573
Harold Hughes	41,842,195	4,546,497
Tom Leppert	41,842,770	4,545,922
Toby Cosgrove	41,840,929	4,547,763
Lisa Picard	41,841,971	4,546,721

Proposal No. 4 – The Nasdaq Proposal. A proposal to issue up to 151,438,635 shares of Class A Common Stock pursuant to the Merger Agreement and up to 47,777,778 shares of Class A Common Stock pursuant to the related private placement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,521,919	4,456,642	410,131

Proposal No. 5 – The Post-Merger Charter Amendment Proposals. Separate proposals to approve the following material differences between the proposed amended and restated certificate of incorporation of the Company upon the consummation of the Business Combination to be in effect upon the closing of the Merger and its previously existing charter.

5A. A proposal to increase the total number of shares of authorized capital stock from 121,000,000 shares to 601,000,000 shares, by (i) increasing the authorized number of shares of Class A Common Stock from 100,000,000 shares to 600,000,000 shares and (ii) eliminating the Class B common stock. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,440,752	4,502,246	445,694

5B. A proposal to change the name of the Company from “CF Finance Acquisition Corp. II” to “View, Inc.” The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,523,273	4,453,918	411,501

5C. A proposal to add a provision that no holder of common stock shall be entitled to preemptive or subscription rights, as opposed to the previously existing charter, which was silent on such matter. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,499,044	4,458,035	431,613

5D. A proposal to add a provision stating that, subject to the requirements of applicable law, (i) the Company shall have the power to issue and sell all or any part of any shares of any class of stock authorized to such persons, and for such consideration, as the Board shall from time to time, in its discretion, determine and (ii) the Company shall have the power to purchase any shares of any class of stock authorized from such persons, and for such consideration, as the Board shall from time to time, in its discretion, determine, as opposed to the previously existing charter being silent on such matter. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,470,716	4,472,782	445,194

5E. A proposal to add a provision stating that the Board will consist of no less than one and no more than eleven directors, as opposed to the previously existing charter, which had no express requirements or limitations on the number of directors. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,424,411	4,521,528	442,753

5F. A proposal to add a provision requiring the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of the Company in order to amend certain provisions of the charter, as opposed to the previously existing charter which required charter amendments be conducted in accordance with the DGCL. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,409,055	4,537,594	442,043

5G. A proposal to add a provision requiring the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of the Company for stockholders of the

Company in order to adopt, amend, alter or repeal the bylaws of the Company, as opposed to the previously existing charter, which required the affirmative vote of the holders of at least a majority of the voting power of the outstanding capital stock of the Company in order to adopt, amend, alter or repeal the bylaws of the Company. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,426,006	4,539,514	423,172

5H. A proposal to eliminate certain provisions only applicable to blank check companies. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,515,447	4,447,575	425,670

Proposal No. 6 – The 2021 Equity Incentive Plan Proposal. A proposal to approve and adopt the 2021 Equity Incentive Plan, including the authorization of the share reserve thereunder. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,373,111	4,585,176	430,405

Proposal No. 7 – The CEO Incentive Plan Proposal. A proposal to approve and adopt the CEO Incentive Plan, including the authorization of the share reserve thereunder. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
41,085,995	4,871,566	431,131

Item 7.01.	Regulation FD Disclosure.

On March 8, 2021, the Company issued a press release announcing the completion of the Business Combination and the transactions related thereto. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

Stockholders holding 12,587,893 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds held in the Company’s trust account (the “Trust Account”). As a result, approximately $125.88 million (equal to $10.00 per share) will be removed from the Trust Account to pay such holders.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 8, 2021

VIEW, INC.

By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Senior Vice President, General Counsel & Secretary